Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 13 – SUBSEQUENT EVENTS:

a.	On February 9, 2017, Inc received a subpoena from the Securities and Exchange Commission (“SEC”). The subpoena requests, among other things, information regarding the transaction with Cambridge, the restatement that occurred in May 2016, and financial and business information. Inc is fully cooperating with the investigation. The SEC has informed Inc that this investigation and the subpoena do not mean that the SEC has concluded that anyone has broken the law or that the SEC has a negative opinion of any person, entity or security.

b.	On April 9, 2017, Inc received letters from each of Amnon Dick, Efraim Halevy, Amos Malka, Meir Moshe and Shalom Singer, representing all of Inc’s independent directors, tendering his resignation as a member of our Board of Directors (the “Board”) and committees thereof, effective immediately (each, a “Resignation Letter” and collectively, the “Resignation Letters”).

At the time of their resignations, Mr. Dick was Chairman of the Board and a member of Inc’s audit committee and compensation committee; Mr. Halevy was a member of Inc’s nominating committee; Mr. Malka was a member of Inc’s compensation committee; Mr. Moshe was Chairman of Inc’s audit committee and Chairman of its nominating committee; and Mr. Singer was Chairman of Inc’s compensation committee and a member of its audit committee and nominating committee.

Each of Messrs. Dick, Malka, Moshe and Singer stated in his respective Resignation Letter that his resignation was due to his approach to risk assessment and management of Inc’s affairs not being aligned with that of the Controlling Shareholders, which made him unable to contribute to Inc in a productive way. Each noted that, in view of the various challenges that Inc is currently facing, a shared vision and broad cooperation among Inc’s Controlling Shareholders and directors is required and that in view of the foregoing, and especially as he served as a director for only a few months, he does not believe it would be appropriate to continue to serve as a director of Inc. Mr. Halevy did not state any reason for his resignation in his Resignation Letter.

c.	On April 19, 2017, Inc received notification from the NASDAQ Listings Qualifications Department of the NASDAQ Capital Market (“NASDAQ” ) that as a result of the recent resignation of all of Inc’s independent directors from Inc’s board of directors (the “Board”), as Inc previously disclosed on April 10, 2017, Inc is no longer in compliance with NASDAQ Listing Rules 5605(b)(1), 5605(c)(2), 5605(d)(2) and 5605(e) (collectively, the “Rules”), as the Board is no longer comprised of a majority of independent directors nor does it have an audit committee, compensation committee or nominating committee.

Inc had until May 3, 2017, a period shorter than normal, to submit a plan to regain compliance with the Rules (a “Plan”) and if the Plan is accepted by NASDAQ, then NASDAQ can grant an extension until October 16, 2017 for Inc to regain compliance with the Rules. In addition, NASDAQ requested that Inc submit a detailed narrative that provides additional information regarding the events and circumstances that led to the simultaneous resignation of the independent directors and certain corporate documentation.

On May 15, 2017 Inc appointed Levi Ilsar, Brigadier General (Ret.) Eli Polak and Nimrod Schwartz to serve as independent directors on Inc’s board of directors and the audit, compensation and nominating committees thereof, in each case effective as of May 17, 2017. Inc therefore expects to regain compliance with the Rules upon such appointment entering into effect.